Exhibit 10.43

AMENDMENT, RESTATEMENT AND JOINDER

THIS IS AN AMENDMENT, RESTATEMENT AND JOINDER dated as of May 16, 2007 (the “Amendment”) among TSG Holdings Corp., a Delaware corporation (the “Company”), The Sheridan Group Holdings (BRS), LLC, a Delaware limited liability company (“BRS”), The Sheridan Group Holdings (Jefferies), LLC, a Delaware limited liability company (“Jefferies”), Participatiemaatschappij Neushoorn B.V., a private limited liability company organized under the laws of the Netherlands (“Neushoorn”), Participatiemaatschappij Olifant B.V., a private limited liability company organized under the laws of the Netherlands (“Olifant” and, together with Neushoorn, the “Euradius Investors”) to and in respect of the Securities Holders Agreement, dated as August 21, 2003, as amended (the “Securities Holders Agreement”), by and among the Company and the shareholders signatory thereto and the Registration Rights Agreement dated as August 21, 2003, as amended (the “Registration Rights Agreement” and together with the Securities Holders Agreement, the “Original Agreements”), by and among the Company and the shareholders signatory thereto.

A.           The parties wish to amend and restate the Original Agreements and to provide for the joinder of the Euradius Investors.

B.            Pursuant to Section 5.1 of the Securities Holders Agreement and Section 9(a) of the Registration Rights Agreement, an amendment must be set forth in writing executed by the Company and the Required Holders (such Required Holders being BRS and Jefferies).

C.            The parties agree to amend and restate the Original Agreements, pursuant to and subject to the conditions set forth herein.

D.            Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Securities Holders Agreement (as amended and restated hereby).

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.           Amendment and Restatement.  Each of the Original Agreements is hereby amended and restated in its entirety in the form attached hereto as Exhibit A and Exhibit B, respectively (the “Amended and Restated Agreements”)

SECTION 2.           Joinder.  Each Euradius Investor agrees that, as of the date first written above, each Euradius Investor (i) shall join in and become a party to the Amended and Restated Agreements and (ii) shall be bound by and subject to the Amended and Restated Agreements as an “Investor” thereunder.

SECTION 3.           Amended and Restated Agreements.  Except as otherwise specified, (i) any reference in the Securities Holders Agreement to the Securities Holders Agreement shall mean such agreement, as amended and restated hereby and (ii) any reference in the Registration Rights Agreement to the Registration Rights Agreement shall mean such agreement, as amended and restated hereby.

SECTION 4.           Applicable Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws.

SECTION 5.           Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one agreement.  Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

TSG HOLDINGS CORP.

By:	/s/ John A. Saxton
Name: John A. Saxton
Title: President

THE SHERIDAN GROUP HOLDINGS (BRS), LLC

By:	/s/Thomas J. Baldwin
Name: Thomas J. Baldwin
Title: Managing Director

THE SHERIDAN GROUP HOLDINGS (JEFFERIES), LLC

By:	/s/ Brian P. Friedman
Name: Brian P. Friedman
Title: Managing Member of General Partner

PARTICIPATIEMAATSCHAPPIJ NEUSHOORN B.V.

By:	/s/ Ronald Hof
Name: Ronald Hof
Title: Managing Director

PARTICIPATIEMAATSCHAPPIJ OLIFANT B.V.

By:	/s/ Rombout Eikelenboom
Name: Rombout Eikelenboom
Title: Managing Director

Final

Exhibit A

AMENDED AND RESTATED SECURITIES HOLDERS AGREEMENT

BY AND AMONG

TSG HOLDINGS CORP.,

THE SHERIDAN GROUP HOLDINGS (BRS), LLC,

THE SHERIDAN GROUP HOLDINGS (JEFFERIES), LLC,

PARTICIPATIEMAATSCHAPPIJ NEUSHOORN B.V.,

PARTICIPATIEMAATSCHAPPIJ OLIFANT B.V.

AND

THE OTHER INVESTORS NAMED HEREIN

DATED AS OF MAY 16, 2007

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TABLE OF CONTENTS
(continued)

-ii-

EXHIBITS

Exhibit A	Third Amended and Restated Certificate of Incorporation of the Company
Exhibit B	Amended and Restated Bylaws of the Company

SCHEDULES

Schedule I	Investors and Securities

-iii-

DEFINED TERMS

Affiliate	5
Agreement	1
Approved Sale	8
BRS	1
BRS Affiliates	4
BRS Associates	4
BRS Directors	14
BRS Fund II	3
BRS Partner	3
Common Stock	2
Company	1
Designated Purchaser	18
Escrow Amount	11
Escrow Notice	11
Euradius Affiliates	5
Euradius Directors	14
Euradius Investors	1
Exchange Act	4
Fair Market Value Price	19
Holders	9
ING Barings Global	4
ING Barings U.S.	4
ING Furman Selz	4
Investor	1
Investors	1
Jefferies Affiliates	4
Jefferies Associates	4
Jefferies Directors	14
Jefferies Funds	1, 4
Jefferies Partner	4
Jointly Designated Directors	14
Management Investors	1
Management Securities	16
MANAGEMENT SECURITIES	6
NASDAQ	19
Neushoorn	1
NYSE	19
Olifant	1
Option Purchase Price	19
Option Termination Date	18

-iv-

Original Agreement	1
Other Investors	1
Permitted Transferee	3
Preemptive Notice	12
Preemptive Reply	12
Preferred Stock	1, 2
Proffered Valuation	20
Public Offering	17
Purchase Number	19
Purchase Option	19
Qualified Investors	12
Required Holders	8
Sale Notice	21
Securities	2
Securities Act	3
SECURITIES ACT	5
SECURITIES HOLDERS AGREEMENT	5
Seller	9
Seller’s Notice	9
Sheridan	1
Special Registration Statement	17
Subsidiary	17
Tag-Along Notice	10
Termination Date	18
Transfer	2
Transfer Date	22
Unit Offering	17

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AMENDED AND RESTATED SECURITIES HOLDERS AGREEMENT

THIS IS AN AMENDED AND RESTATED SECURITIES HOLDERS AGREEMENT, dated as of May 16, 2007 (the “Agreement”), by and among TSG Holdings Corp., a Delaware corporation (the “Company”), The Sheridan Group Holdings (BRS), LLC, a Delaware limited liability company (“BRS”) , The Sheridan Group Holdings (Jefferies), LLC, a Delaware limited liability company (“Jefferies”), Participatiemaatschappij Neushoorn B.V., a private limited liability company organized under the laws of the Netherlands (“Neushoorn”), Participatiemaatschappij Olifant B.V., a private limited liability company organized under the laws of the Netherlands (“Olifant” and, together with Neushoorn, the “Euradius Investors”), the individuals designated as Management Investors on the signature pages hereto (the “Management Investors”) and certain other individuals designated as investors on the signature pages hereto (the “Other Investors”) ..  Each of BRS, Jefferies, the Management Investors, the Euradius Investors, the Other Investors and any other investor in the Company who becomes a party to or agrees to be bound by this Agreement are sometimes referred to herein individually as an “Investor” and collectively as the “Investors.”

BACKGROUND

A.            Certain Investors are parties to the Securities Holders Agreement dated as of August 1, 2003, as amended, by and among the Company and the shareholders of the Company (the “Original Agreement”).

B.             The parties wish to amend and restate the Original Agreement.

C.             Pursuant to Section 5.1 of the Original Agreement, an amendment must be set forth in writing executed by the Company and the Required Holders (such Required Holders being BRS and Jefferies).

D.            The parties agree to amend and restate the Original Agreement as provided herein and to set forth herein certain agreements regarding their future relationships and their rights and obligations with respect to Securities of the Company.

E.             The Management Investors are employed by or serve as directors of The Sheridan Group, Inc., a Maryland corporation (“Sheridan”), or its direct or indirect subsidiaries.

F.             Each Investor currently owns the number of shares of the Company’s Series A 10% Cumulative Compounding Preferred Stock, par value $.001 per share (the “Series A Preferred Stock”), the number of shares of the Company’s Series B 10% Cumulative Compounding Preferred Stock, par value $.001 per share (the “Series B Preferred Stock” and, together with the Series A Preferred Stock, the “Preferred Stock”), and the number of shares of Common Stock, par value $.001 per share (the “Common Stock”), in each case as set forth opposite such Investor’s name on Schedule I hereto.

G.             As used herein, the term “Securities” shall mean Common Stock, Preferred Stock, and any other shares of capital stock of the Company, and any securities convertible into or exchangeable for such capital stock, and any options (including any options now or hereafter issued to Management Investors), warrants or other rights to acquire such capital stock or securities, now or hereafter held by any party hereto, including all other securities of the Company (or a successor to the Company) received on account of ownership of Common Stock or Preferred Stock, including all securities issued in connection with any merger, consolidation, stock dividend, stock distribution, stock split, reverse stock split, stock combination, recapitalization, reclassification, subdivision, conversion or similar transaction in respect thereof.

Terms

In consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

RESTRICTIONS ON TRANSFER OF SECURITIES

1.1           Restrictions on Transfers of Securities.  The following restrictions on Transfer (as defined in Section 1.1(a) below) shall apply to all Securities owned by any Investor or Permitted Transferee (as defined in Section 1.1(b) below), except a Permitted Transferee by virtue of Section 1.1(b)(iv) hereof:

(a)            No Investor or Permitted Transferee shall Transfer (other than in connection with a redemption or purchase by the Company) any Securities unless (i) such Transfer is to a person approved in advance in writing by the Required Holders (as defined in Section 2.2(a)), and (ii) such Transfer complies with the provisions of this Section 1.1, Article II hereof, and, in addition, in the case of Management Securities (as defined in Section 4.1(a)), Article IV of this Agreement.  Any purported Transfer in violation of this Agreement shall be null and void and of no force and effect, and the purported transferee shall have no rights or privileges in or with respect to the Company.  As used herein, “Transfer” includes the making of any sale, exchange, assignment, hypothecation, gift, security interest, pledge or other encumbrance, or any contract therefor, any voting trust or other agreement or arrangement with respect to the transfer or grant of voting rights (except for the voting agreement set forth in Article III hereof) or any other beneficial interest in any of the Securities, the creation of any other claim thereto or any other transfer or disposition whatsoever, whether voluntary or involuntary, affecting the right, title, interest or possession in or to such Securities.

 Prior to any proposed Transfer of any Securities, the holder thereof shall give written notice to the Company describing the manner and circumstances of the proposed Transfer, together with, if requested by the Company, a written opinion of legal counsel, addressed to the Company and the transfer agent for the Company’s equity securities, if other than the Company, and reasonably satisfactory in form and substance to the Company, to the effect that the proposed Transfer of the Securities may be effected without registration under the Securities Act of 1933, as amended (the “Securities Act”).  Each certificate evidencing the Securities transferred shall bear the legends set forth in Section 1.2(a) hereof, except that such certificate shall not bear the legend contained in the first paragraph of Section 1.2(a) hereof if the opinion of counsel referred to above is to the further effect that such legends is not required in order to establish compliance with any provision of the Securities Act.

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 Nothing in this Section 1.1(a) shall prevent the Transfer, free of any restrictions under this Agreement, of Securities by an Investor or a Permitted Transferee to one or more of its Permitted Transferees or to the Company; provided, however, that each such Permitted Transferee (except a Permitted Transferee by virtue of Section 1.1(b)(iv) hereof) shall take such Securities subject to and be fully bound by the terms of this Agreement applicable to it with the same effect as if it were an Investor (or if the Permitted Transferee were a Management Investor, a Management Investor) hereunder; and provided further, however, that (i) no person (other than a Permitted Transferee by virtue of Section 1.1(b)(iv) hereof) shall be a Permitted Transferee unless such transferee executes and delivers a joinder to this Agreement reasonably satisfactory in form and substance to the Company which joinder states that such person agrees to be fully bound by this Agreement as if it were an Investor (or if the Permitted Transferee were a Management Investor, a Management Investor) hereunder, and (ii) no Transfer shall be effected except in compliance with the registration requirements of the Securities Act and any applicable state securities laws or pursuant to an available exemption therefrom.

(b)           As used herein, “Permitted Transferee” shall mean:

(i)             in the case of any Investor or Permitted Transferee who is a natural person, such person’s spouse or children or grandchildren (in each case, natural or adopted), or any trust for the sole benefit of such person, such person’s spouse or children or grandchildren (in each case, natural or adopted), or any corporation, partnership or limited liability company in which the direct and beneficial owner of all of the equity interest is such individual person or such person’s spouse or children or grandchildren (in each case, natural or adopted);

(ii)            in the case of any Investor or Permitted Transferee who is a natural person, the heirs, executors, administrators or personal representatives upon the death of such person or upon the incompetency or disability of such person for purposes of the protection and management of such person’s assets;

(iii)           (A)           in the case of BRS, (I) Bruckmann, Rosser, Sherrill & Co., II, L.P. (“BRS Fund II”),  (II) any general partner or managing member of BRS or BRS Fund II (a “BRS Partner”) and any corporation, partnership or other entity that is an Affiliate (as hereinafter defined) of BRS, BRS Fund II or any BRS Partner (collectively, “BRS Affiliates”), (III) any present or former managing director, director, general partner, limited partner, officer or employee of BRS, BRS Fund II, a BRS Partner or any BRS Affiliate, or any spouse or lineal descendant (natural or adopted), sibling or parent of any of the foregoing persons in this clause (III) or any heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing persons described in this clause (III) (provided that no BRS Affiliate that becomes such an entity primarily for the purpose of effecting a transfer of Securities shall be considered a Permitted Transferee) (collectively, “BRS Associates”), and (IV) any trust, the beneficiaries of which, or any charitable trust, the grantor of which, or any corporation, limited liability company or partnership, the stockholders, members or general and limited partners of which, include only BRS, BRS Fund II, BRS Partners, BRS Affiliates, or BRS Associates; provided, however, that prior to the Company’s initial Public Offering (as such term is defined in Section 4.1(b) hereof), no limited partner of BRS, BRS Fund II, BRS Partner or BRS Affiliate shall constitute a Permitted Transferee to the extent that a Transfer of Securities to such limited partner would cause the Company to be subject to registration under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);           hidden text

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(A)           in the case of Jefferies, (I) ING Furman Selz Investors III L.P., a Delaware limited partnership (“ING Furman Selz”), ING Barings Global Leveraged Equity Plan Ltd., a Bermuda corporation “ING Barings Global”) and ING Barings U.S. Leveraged Equity Plan Ltd., a Delaware limited liability company (“ING Barings U.S.” and together with ING Furman Selz and ING Barings Global, the “Jefferies Funds”)),  (II) any general partner or managing member of Jefferies or the Jefferies Fund (a “Jefferies Partner”) and any corporation, partnership or other entity that is an Affiliate (as hereinafter defined) of Jefferies, any of the Jefferies Funds or any Jefferies Partner (including FS Private Investments LLC, the manager of the Jefferies Funds) (collectively, “Jefferies Affiliates”), (III) any present or former managing director, director, general partner, limited partner, member, officer or employee of Jefferies, any of the Jefferies Funds, a Jefferies Partner or any Jefferies Affiliate, or any spouse or lineal descendant (natural or adopted), sibling or parent of any of the foregoing persons in this clause (III) or any heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing persons described in this clause (III) (provided that no Jefferies Affiliate that becomes such an entity primarily for the purpose of effecting a transfer of Securities shall be considered a Permitted Transferee) (collectively, “Jefferies Associates”), and (C) any trust, the beneficiaries of which, or any charitable trust, the grantor of which, or any corporation, limited liability company or partnership, the stockholders, members or general and limited partners of which, include only Jefferies, Jefferies Funds, Jefferies Partners, Jefferies Affiliates, or Jefferies Associates; provided, however, that prior to the Company’s initial Public Offering, no limited partner of Jefferies, any of the Jefferies Funds, Jefferies Partner, or Jefferies Affiliate shall constitute a Permitted Transferee to the extent that a Transfer of Securities to such limited partner would cause the Company to be subject to registration under Section 12(g) of the Exchange Act.

(B)            in the case of any of the Euradius Investors, (I) any corporation, partnership or other entity that is an Affiliate (as hereinafter defined) of any of the Euradius Investors (collectively, “Euradius Affiliates”); provided, however, that prior to the Company’s initial Public Offering, no Euradius Affiliate shall constitute a Permitted Transferee to the extent that a Transfer of Securities to such Affiliate would cause the Company to be subject to registration under Section 12(g) of the Exchange Act.

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(iv)           in the case of any Investor or Permitted Transferee, any person if such person takes such Securities pursuant to a sale in connection with a Public Offering or following a Public Offering in open market transactions or under Rule 144 under the Securities Act.

(c)            As used herein, “Affiliate” means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with such person.

1.2.           Legend.  (a)  All Securities.  Any certificates representing Securities shall bear the following legend (in addition to any other legend required under applicable law):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS OF A SECURITIES HOLDERS AGREEMENT BY AND AMONG THE COMPANY AND THE HOLDERS SPECIFIED THEREIN, AS AMENDED FROM TIME TO TIME (THE “SECURITIES HOLDERS AGREEMENT”), A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.  THE SALE, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION OF THE SECURITIES IS SUBJECT TO THE TERMS OF SUCH AGREEMENT AND THE SECURITIES ARE TRANSFERABLE OR OTHERWISE DISPOSABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH.

(b)            hidden text do not remove

(a)            Management Securities.  In addition to the legends required by Section 1.2(a) above, the following legend shall appear on certificates representing Management Securities (as defined in Section 4.1 hereof); provided, however, that the Company’s failure to cause certificates representing Management Securities to bear such legend shall not affect the Company’s Purchase Option described in Section 4.3:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO A PURCHASE OPTION OF THE COMPANY APPLICABLE TO “MANAGEMENT SECURITIES” AS DESCRIBED IN THE SECURITIES HOLDERS AGREEMENT, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

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1.3            Notation.  A notation will be made in the appropriate transfer records of the Company with respect to the restrictions on transfer of the Securities referred to in this Agreement.

ARTICLE II

OTHER COVENANTS AND REPRESENTATIONS

2.1.           Financial Statements and Other Information.  (a) The Company shall deliver (or cause Sheridan to deliver) to BRS (so long as BRS or its Permitted Transferees (other than Permitted Transferees pursuant to Section 1.1(b)(iv)) own any Securities), to Jefferies (so long as  Jefferies or its Permitted Transferees (other than Permitted Transferees pursuant to Section 1.1(b)(iv)) own any Securities), and to each of the Euradius Investors (so long as such Euradius Investor and its Permitted Transferees (other than Permitted Transferees pursuant to Section 1.1(b)(iv)) own at least 50% of the Securities owned by such Euradius Investor as of the date hereof and only with respect to clauses (i) through (iii) below):

(i)             as soon as available and in any event within 15 days after the end of each calendar month, consolidated balance sheets of the Company and its subsidiaries and of Sheridan and its subsidiaries as of the end of such calendar month, and consolidated statements of income and cash flows of the Company and its subsidiaries and of Sheridan and its subsidiaries for the calendar month then ended, shown in comparison to the budgeted amounts for the same period and the same monthly period from the prior fiscal year, prepared in conformity with United States generally accepted accounting principles applied on a consistent basis, except as otherwise noted therein, and subject to the absence of notes and to year-end adjustments;

(ii)            as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, consolidated balance sheets of the Company and its subsidiaries and of Sheridan and its subsidiaries as of the end of such period, and consolidated statements of income and cash flows of the Company and its subsidiaries and of Sheridan and its subsidiaries for the period then ended, shown in comparison to the budgeted amounts for the same period and the same quarterly period from the prior fiscal year, prepared in conformity with United States generally accepted accounting principles applied on a consistent basis, except as otherwise noted therein, and subject to the absence of notes and to year-end adjustments;

(iii)           as soon as available and in any event within 90 days after the end of each fiscal year of the Company, a consolidated and consolidating balance sheet of the Company and its subsidiaries and of Sheridan and its subsidiaries as of the end of such year, and consolidated and consolidating statements of income and cash flows of the Company and its subsidiaries and of Sheridan and its subsidiaries for the year then ended prepared in conformity with United States generally accepted accounting principles applied on a consistent basis, except as otherwise noted therein, together with an auditor’s report thereon of a firm of established national reputation;

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(iv)           to the extent the Company or Sheridan is required by law or pursuant to the terms of any outstanding indebtedness of the Company to prepare such reports, any annual reports, quarterly reports and other periodic reports pursuant to Section 13 or 15(d) of the Exchange Act, actually prepared by the Company or Sheridan as soon as such reports are generally available, together with any other documents the Company or Sheridan are required to deliver to the holders of any such indebtedness;

(v)            prior to the beginning of each fiscal year, an annual budget which has been approved by the Board of Directors of the Company, prepared on a month by month basis for the Company and its subsidiaries and Sheridan and its subsidiaries for such fiscal year (displaying anticipated statements of income and cash flow), and promptly upon preparation thereof any other significant budgets prepared by the Company, and any revisions of such annual or other budgets; and

(vi)           such other documents, reports, financial data and other information as BRS or Jefferies may reasonably request.

(a)            Inspection and Access.  The Company and its subsidiaries shall provide to BRS (so long as it or its Permitted Transferees (other than Permitted Transferees pursuant to Section 1.1(b)(iv)) own any Securities) and Jefferies (so long as it or its Permitted Transferees (other than Permitted Transferees pursuant to Section 1.1(b)(iv)) own any Securities) true and correct copies of all quarterly and annual financial reports of the Company and its subsidiaries and Sheridan and its subsidiaries and budgets prepared by or on behalf of the Company and its subsidiaries and Sheridan and its subsidiaries, and such other documents, reports, financial data and other information as such party may reasonably request.  The Company shall permit any authorized representatives designated by each such party to visit and inspect any of the properties of the Company and its subsidiaries (including Sheridan), including its and their books of account (and to make copies and take extracts therefrom), and to discuss its and their affairs, finances and accounts with its and their officers and their current and prior independent public accountants (and by this provision the Company authorizes such accountants to discuss with such representatives the affairs, finances and accounts of the Company and its subsidiaries, whether or not a representative of the Company is present), all at such reasonable times and as often as such party may reasonably request.

2.2            Sale of the Company.

(a)            So long as the Company has not consummated a Public Offering, if the Required Holders (as defined hereinafter) approve the sale of the Company, whether by merger, consolidation, sale of outstanding capital stock, sale of all or substantially all of its assets or otherwise (any of the foregoing, an “Approved Sale”), (i) each Investor and Permitted Transferee will consent to, vote for and raise no objections against, and waive dissenters and appraisal rights (if any) with respect to, the Approved Sale, (ii) if the Approved Sale is structured as a sale of stock, each Investor and Permitted Transferee will agree to sell and will be permitted to sell all of such Investor’s or Permitted Transferee’s Common Stock and/or Preferred Stock on the terms and conditions approved by the Required Holders, and (iii) if the Approved Sale includes the sale, exchange, redemption, cancellation or other disposition of securities convertible into or exchangeable for capital stock of the Company, or options, warrants or other rights to purchase such capital stock or securities, each Investor or Permitted Transferee will sell, exchange, redeem, agree to cancel or otherwise dispose of such securities or options, warrants or other rights on the terms and conditions approved by the Required Holders.  Each Investor and Permitted Transferee will take all necessary and desirable actions in connection with the consummation of an Approved Sale.  As used herein, the term “Required Holders” means, as of any date, the holders of the majority of the shares of Common Stock then owned by BRS and the holders of the majority of the shares of Common Stock then held by Jefferies.

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(b)            The obligations of each of the Investors and Permitted Transferees with respect to an Approved Sale are subject to the satisfaction of the conditions that: (i) upon the consummation of the Approved Sale, all of the Investors and Permitted Transferees holding Common Stock will receive the same form and amount of consideration per share of Common Stock, or if any holder of Common Stock is given an option as to the form and amount of consideration to be received in respect of Common Stock, all Investors and Permitted Transferees holding Common Stock will be given the same option, (ii) upon the consummation of the Approved Sale, all of the Investors and Permitted Transferees holding Preferred Stock will receive the same form and amount of consideration per share of Preferred Stock (it being understood, however, that the amount of consideration per share of Preferred Stock may vary to reflect the accrued and unpaid dividends thereon, to the extent different shares of Preferred Stock have been outstanding for different periods of time), or if any holder of Preferred Stock is given an option as to the form or amount of consideration to be received in respect of Preferred Stock, all Investors and Permitted Transferees holding Preferred Stock will be given the same option, and (iii) in the case of a holder of any securities referred to in clause (iii) of paragraph (a) above, (A) (I) in the event such Securities are vested, the holder shall receive in such Approved Sale, unless otherwise provided in the terms of any agreement or instrument governing or evidencing such security, either (x) the same securities or other property that such holder would have received if such holder had converted, exchanged or exercised such security immediately prior to such Approved Sale (after taking into account the conversion, exchange or exercise price applying to such Security and any applicable tax obligations of the holder in connection with such conversion, exchange or exercise) or (y) a security convertible or exchangeable for, or option, warrant or right to purchase, capital stock or other securities of a successor entity having substantially equivalent value, or (II) in the case where such securities are not vested, unless otherwise provided in the terms of any agreement or instrument governing or evidencing such security, such securities shall be cancelled, or (B) such securities shall remain outstanding following such Approved Sale.

(c)            Each Investor and Permitted Transferee acknowledges that its or his or her pro rata share (based upon the number of shares of Common Stock owned (or acquirable pursuant to options, warrants or other rights to purchase Common Stock, or securities convertible into or exchangeable for Common Stock) by such holder) of the aggregate proceeds of an Approved Sale may be reduced by transaction expenses related to such Approved Sale.

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2.3.           Tag-Along Rights.

(a)            (i)            Except as otherwise provided in Section 2.3(a)(iii) below, no Seller (as hereinafter defined) shall sell any shares of Common Stock in any transaction or series of related transactions unless all “Holders” (as hereinafter defined) are offered an equal opportunity to participate in such transaction or transactions on a pro rata basis based on the number of shares of Common Stock then owned by each Holder who elects to participate in such transaction or transactions and, subject to paragraph (ii) below, on identical terms (including amount and type of consideration paid).  For the avoidance of doubt, such participation on a pro rata basis shall mean that such Holder shall be entitled to sell the number of shares of Common Stock proposed to be sold by the Seller, multiplied by a fraction, the numerator of which is the number of shares then owned by such Holder and the denominator of which is the number of shares of outstanding Common Stock.  If any Holder elects not to participate in full or in part on a pro rata basis, the Seller may increase the number of shares sold by it by the number of shares any such Holder elects not to include pursuant to the terms hereof.  As used in this Section 2.3, a “Seller” shall mean BRS or Jefferies; “Holders” shall mean any Investor or any of their Permitted Transferees (other than BRS (in the case where BRS is the Seller) or Jefferies (in the case where Jefferies is the Seller) and other than a Permitted Transferee by virtue of Section 1.1(b)(iv)).

(ii)            Prior to any sale of shares of Common Stock subject to these provisions, the Seller shall notify the Company in writing of the proposed sale.  Such notice (the “Seller’s Notice”) shall set forth: (A) the number of shares of Common Stock subject to the proposed sale, (B) the name and address of the proposed purchaser, and (C) the proposed amount of consideration and terms and conditions of payment offered by such proposed purchaser.  The Company shall promptly, and in any event within 30 days of the Company’s receipt of the Seller’s Notice, deliver or cause to be delivered the Seller’s Notice to each Holder.  A Holder may exercise the tag-along right by delivery of a written notice (the “Tag-Along Notice”) to the Seller within 30 days of the date the Company delivered or caused to be delivered the Seller’s Notice.  The Tag-Along Notice shall state the number of shares of Common Stock that the Holder proposes to include in the proposed sale, up to the maximum pro rata share described above.  If a Holder entitled to participate therein delivers a Tag-Along Notice, such holder shall be obligated to sell that number of shares of Common Stock specified in the Tag-Along Notice upon the same terms and conditions as those under which the Seller is selling, conditioned upon and contemporaneously with completion of the Seller’s sale of its shares of Common Stock.  If no Tag-Along Notice is received during the 30-day period referred to above, the Seller shall have the right for a 120-day period to effect the proposed sale of shares of Common Stock on terms and conditions no more favorable to the Seller than those stated in the Seller’s Notice and in accordance with the provisions of this Section 2.3.

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(iii)           Notwithstanding anything herein to the contrary, a Seller may make any of the following Transfers without offering the Holders the opportunity to participate: (A) Transfers by a Seller to any Permitted Transferee, provided that the proposed Permitted Transferee (except a Permitted Transferee by virtue of Section 1.1(b)(iv) hereof) agrees in writing to be bound by the provisions of this Agreement; (B) sales pursuant to an effective registration statement under the Securities Act; and (C) sales in connection with an Approved Sale.

(iv)           Notwithstanding anything herein to the contrary, no Seller shall be required to offer any Holder other than BRS or Jefferies the opportunity to participate in any transaction pursuant to this Section 2.3 unless such transaction involves sales of Common Stock to any person other than a Permitted Transferee that, together with any previous Transfers of Common Stock by BRS or Jefferies to persons other than Permitted Transferees, aggregate greater than 15% of the Common Stock then outstanding, and both BRS and Jefferies are Sellers in such transactions.

(v)           Each Investor acknowledges for itself and its transferees that BRS or Jefferies may grant in the future tag-along rights relating to shares of Common Stock to other holders of Common Stock and such holders will (A) have the same opportunity to participate in sales by BRS or Jefferies as provided to the parties hereto, and (B) be included in the calculation of the pro rata basis upon which Holders may participate in a sale.

(vi)           Each of the parties hereto acknowledges that the Company (A) may issue Securities to persons in the future and (B) has adopted an incentive compensation plan pursuant to which employees of the Company or its subsidiaries or other persons may be granted, subject to the terms of such plan, options to purchase Common Stock or other Securities, and that such persons or participants may become subject to this Agreement and may be “Holders” for purposes of this Section 2.3.

(vii)          The tag-along obligations of the Sellers provided under this Section 2.3 shall terminate upon the earlier of (A) the consummation of a Public Offering, (B) as to BRS, the day after the date on which BRS owns less than 5% of the outstanding Common Stock and (C) as to Jefferies, the day after the date on which Jefferies owns less than 5% of the outstanding Common Stock.  Upon the termination of such obligations, the rights of Holders with respect thereto shall also terminate.

(viii)         Notwithstanding the requirements of this Section 2.3, a Seller may sell shares of Common Stock at any time without complying with the requirements of the above provisions of this Section 2.3 so long as the Seller deposits into escrow with an independent third party at the time of the sale that amount of the consideration received in the sale equal to the Escrow Amount.  The “Escrow Amount” shall equal the amount of consideration as all the Holders would have been entitled to receive if they had the opportunity to participate in the sale on a pro rata basis, determined as if each Holder (A) delivered a Tag-Along Notice to the Seller in the time period set forth in Section 2.3(a)(ii) and (B) proposed to include all of its Securities which it would have been entitled to include in the sale.  No later than the date of the sale, the Seller shall notify the Company in writing of the proposed sale.  Such notice (the “Escrow Notice”) shall set forth the information required in the Seller’s Notice, and in addition, such notice shall state the name of the escrow agent and the account number of the escrow account.  The Company shall promptly, and in any event within 10 days, deliver or cause to be delivered the Escrow Notice to each Holder.  A Holder may exercise the tag-along right described in this clause (viii) by delivery to the Seller, within 15 days of the date the Company delivered or caused to be delivered the Escrow Notice, of (I) a written notice specifying the number of shares of Common Stock it proposes to sell, and (II) the certificates representing such shares of Common Stock, with transfer powers duly endorsed in blank.  Promptly after the expiration of the 15th day after the Company has delivered or caused to be delivered the Escrow Notice, (x) the Seller shall purchase that number of shares of Common Stock as Seller would have been required to include in the sale had Seller complied with the provisions of Section 2.3(a) (ii), (y) the Company shall cause to be released from the escrow to the Holder from whom the Seller purchases shares of Common Stock pursuant to clause (x) of this paragraph the applicable amount of consideration due to such Holder together with any interest thereon, and (z) all remaining funds and other consideration held in escrow shall be released to the Seller.  If the Seller received consideration other than cash in the sale, the Seller shall purchase the shares of Common Stock tendered by paying to the Holders cash and non-cash consideration in the same proportion as received by the Seller in the sale.

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2.4.           Preemptive Rights.  (a) Except for the issuance of Securities by the Company (i) pursuant to a Public Offering, (ii) as consideration for the acquisition of all or any substantial portion of the assets or all or any portion of the capital stock of any person or that are otherwise issued in connection with any merger or other business combination that is approved in accordance with the requirements of Section 2.6 hereof, (iii) in any transaction in respect of a Security that is available to all holders of such Security on a pro rata basis, (iv) pursuant to the Company’s 2003 Stock-Based Incentive Compensation Plan or any other management stock option plan approved in accordance with the requirements Section 2.6 hereof, (v) to any employee or director of the Company or any of its Subsidiaries, (vi) as a dividend on the outstanding Common Stock or Preferred Stock, or (vii) with respect to which BRS and Jefferies have waived their rights to purchase any Securities pursuant to this Section 2.4, if, so long as the Company has not consummated a Public Offering, the Company sells any Securities, the Company will offer to sell to each of the Qualified Investors (as defined below) a pro rata portion of the number of such Securities issued equal to the percentage determined by dividing (x) the number of shares of Common Stock held by such Qualified Investor on a fully-diluted basis, by (y) the number of shares of Common Stock of the Company then outstanding on a fully-diluted basis.  Each Qualified Investor will be entitled to purchase all or part of such Securities at the same price and on the same terms as such Securities are sold by the Company pursuant to this Section 2.4.  As used in this Section 2.4, “Qualified Investors” shall mean BRS, Jefferies, any Euradius Investor and any Management Investor that has made an initial investment in the Company valued as of the date hereof at $100,000 or greater.

(b)            The Company will cause to be given to each of the Qualified Investors a written notice setting forth the terms and conditions upon which such Qualified Investor may purchase Securities from the Company pursuant to this Section 2.4 (the “Preemptive Notice”).  After receiving a Preemptive Notice, a Qualified Investor may agree to purchase the Securities offered to such Qualified Investor by the Company pursuant to this Section 2.4, on the date specified by the Company in the Preemptive Notice, by delivery of a written notice to the Company within 15 days of the date the Company delivered or caused to be delivered the Preemptive Notice to the Qualified Investor (the “Preemptive Reply”).

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2.5.           Corporate Opportunity.  To the fullest extent permitted by any applicable law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to BRS, BRS Fund II or any BRS Affiliates or Jefferies, any of the Jefferies Funds or any Jefferies Affiliates or representatives (including any directors of the Company designated by such persons).  In particular, (a) BRS, BRS Fund II  and Jefferies and any of the Jefferies Funds and their respective Affiliates shall have the right to engage in business activities, whether or not in competition with the Company or its subsidiaries or the Company’s or its subsidiaries’ business activities, without consulting any other Investor, and (b) none of BRS, BRS Fund II or, Jefferies or the Jefferies Funds shall have any obligation to any other Investor with respect to any opportunity to acquire property or make investments at any time.

2.6.           Restrictive Covenants.  Notwithstanding anything to the contrary contained elsewhere in this Agreement, without the prior written consent of the Required Holders, the Company shall not, and shall cause each of its subsidiaries not to:

(a)            except in connection with an Approved Sale pursuant to Section 2.2 hereof, sell, lease or otherwise dispose of, or permit any of its subsidiaries to sell, lease or otherwise dispose of, any assets of the Company and/or its subsidiaries having, in the aggregate, a value of $5 million or more (computed on the basis of book value, determined in accordance with generally accepted accounting principles consistently applied, or fair market value, determined by the Company’s Board of Directors in its reasonable good faith judgment) in any transaction or series of related transactions;

(b)            except in connection with an Approved Sale pursuant to Section 2.2 hereof, merge or consolidate with any person or, except as permitted by subparagraph (c) below, permit any of the Company’s subsidiaries to merge or consolidate with any person (other than any of the Company’s wholly-owned subsidiaries);

(c)            acquire, or permit any of the Company’s subsidiaries to acquire, any interest in any company or business (whether by a purchase of assets, purchase of stock, merger or otherwise), or enter into any joint venture, involving an aggregate consideration (including, without limitation, the assumption of liabilities whether direct or indirect) exceeding $5 million in any one transaction or series of related transactions or exceeding $15 million in the aggregate.

(d)            effect an initial Public Offering of Securities of the Company, any of its subsidiaries, or any successor entity of the Company or any of its subsidiaries;

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(e)            liquidate, dissolve, declare or make any filing in bankruptcy or effect a recapitalization or reorganization in any form of transaction (including, without limitation, any reorganization of any of the Company or its subsidiaries into a limited liability company, a partnership or any other non-corporate entity that is treated as a partnership for federal income tax purposes);

(f)            create, incur, assume or suffer to exist any indebtedness, or permit any of the Company’s subsidiaries to create, incur, assume or suffer to exist any indebtedness, exceeding an aggregate principal amount of $15.0 million (based on outstanding indebtedness plus available facilities) at any time on a consolidated basis;

(g)            issue or sell any shares of the capital stock or other equity securities, or any securities convertible or exchangeable for such securities, or warrants, options, or other rights to acquire such stock or securities, of the Company or any of its subsidiaries to any person other than the Company or any of its wholly-owned subsidiaries, except for (i) issuances in connection with the exercise of any warrants, options or other rights to acquire such equity securities or shares of capital stock, so long as the initial issuance or sale of such warrants, options or other rights was consented to in writing by the Required Holders or (ii) any issuance of options (or shares issued upon exercise thereof) under the Company’s 2003 Stock-Based Incentive Compensation Plan or otherwise approved by the Board of Directors of the Company;

(h)            adopt or approve any annual business plan or budget for the Company;

(i)             hire, fire, remove or replace any member of the senior management of the Company or Sheridan, who, if the Company or Sheridan were a publicly reporting company, would be one of the top five individuals whose salaries would be required to be disclosed in its Securities and Exchange Commission reporting documents;

(j)             enter into, or permit any of its subsidiaries to enter into, the ownership, active management or operation of any business other than the business of the Company and its subsidiaries immediately following the closing of the transactions contemplated by the Stock Purchase Agreement;

(k)            enter into, amend, modify or supplement, or permit any subsidiary to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its or any subsidiary’s officers, advisors, directors, employees, stockholders, or Affiliates or with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such person or individual owns a beneficial interest, except for customary employment arrangements and benefit programs on reasonable terms approved by the Board of Directors of the Company;

(l)             amend, modify or supplement the Amended and Restated Certificate of Incorporation, Bylaws or any of the other organizational documents, or any other material agreements, of the Company or any of its subsidiaries; or

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(m)           enter into any agreement, contract, commitment or arrangement that if completed or performed would be in contravention of any of the foregoing.

ACTICLE III

CORPORATE ACTIONS

3.1.           Third Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws.  Each Investor has reviewed the Third Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of the Company in the forms attached hereto as Exhibits A and B, respectively, and hereby approves and ratifies the same.

3.2           Directors and Voting Agreements.

(a)            Each Investor and Permitted Transferee agrees that it shall take, at any time and from time to time, all action necessary (including voting the Common Stock entitled to vote owned by him, her or it, calling special meetings of stockholders and executing and delivering written consents) to ensure that the Board of Directors of the Company is composed at all times of ten individuals as follows: (i) four individuals designated by BRS (who shall initially be Thomas J. Baldwin, Gary T. DiCamillo, J. Rice Edmonds and John A. Saxton) (collectively, the “BRS Directors”), (ii) four individuals designated by Jefferies (who shall initially be Nicholas Daraviras, Craig H. Deery, James L. Luikart and George A. Whaling) (the “Jefferies Directors”), and (iii) two individuals who are designated by the Euradius Investors (who shall initially be Anne Ringsma and Rainer Hampp) and any successors acceptable to BRS and Jefferies in their reasonable discretion (the “Euradius Directors”).

(b)            Each Investor and Permitted Transferee agrees to take all necessary action to cause the composition of the Board of Directors of the Company to remain in accordance with Section 3.2(a) hereof (including, without limitation, voting or causing to vote or acting by written consent with respect to, all shares of Common Stock entitled to vote thereon or any other voting capital stock of the Company now or hereafter owned or held by such Investor or Permitted Transferee in favor of such persons) and to act itself (if a member of the Board of Directors) or cause its designee (if any) on the Board of Directors to vote or act by written consent to cause the Board of Directors of the Company to be in accordance with Section 3.2(a) hereof.

(c)            Any of the rights to designate directors of the Company of BRS set forth in paragraph (a) above shall terminate on such date as BRS, together with its respective Affiliates and Permitted Transferees, collectively own less than 5% of the outstanding Common Stock.  Any of the rights to designate directors of the Company of Jefferies set forth in paragraph (a) above shall terminate on such date as Jefferies, together with its respective Affiliates and Permitted Transferees, collectively own less than 5% of the outstanding Common Stock.  Likewise, any of the rights to designate directors of the Company of the Euradius Investors set forth in paragraph (a) above shall terminate on such date as the Euradius Investors, together with their respective Affiliates and Permitted Transferees, collectively own less than 5% of the outstanding Common Stock.

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3.3.           Right to Remove Certain of the Company’s Directors.  Each of BRS and Jefferies may request that any director subject to designation by it or them be removed (with or without cause) by written notice to the other Investors, and, in any such event, each Investor and Permitted Transferee shall promptly consent in writing or vote or cause to be voted all shares of Common Stock entitled to vote thereon now or hereafter owned or controlled by it for the removal of such person as a director.  Each of Euradius, BRS and Jefferies may request that any Euradius Director be removed (with or without cause) by written notice to the other Investors, and, in any such event, each Investor and Permitted Transferee shall promptly consent in writing or vote or cause to be voted all shares of Common Stock entitled to vote thereon now or hereafter owned or controlled by it for the removal of such Euradius Director as a director.

3.4.           Right to Fill Certain Vacancies in Company’s Board.  In the event that a vacancy is created on the Company’s Board of Directors at any time by the death, disability, retirement, resignation or removal (with or without cause) of a BRS Director, a Jefferies Director or a Euradius Director, or if otherwise there shall exist or occur any vacancy on the Company’s Board of Directors of a BRS Director, a Jefferies Director or a Euradius Director, such vacancy shall not be filled by the remaining members of the Company’s Board of Directors, but each Investor and Permitted Transferee hereby agrees promptly to consent in writing or vote or cause to be voted all shares of Common Stock entitled to vote thereon or any other voting capital stock of the Company now or hereafter owned or controlled by it to elect that individual designated to fill such vacancy and serve as a director, as shall be designated by the Investor or Investors then entitled to designate such director under Section 3.2 hereof in accordance with the terms of such section.

3.5.           Directors of Subsidiaries.  The Company shall cause the Board of Directors of Sheridan to be identical to the Board of Directors of the Company.  In addition, if requested by BRS, Jefferies or the Euradius Investors (so long as the requesting party, together with its or their respective Affiliates or Permitted Transferees, owns not less than 5% of the outstanding Common Stock) the Company shall take, and each of the Investors and Permitted Transferees agrees that it shall cause the Company to take, at any time and from time to time, all action necessary (including voting all shares of capital stock or other voting equity interests of any subsidiary owned by the Company, calling special meetings of stockholders and executing and delivering written consents) to ensure that the Board of Directors of any other Subsidiary (as defined in Section 4.1) is identical to the Board of Directors of the Company.

3.6.           Amendment of Certificate and Bylaws.  Each Investor and Permitted Transferee agrees that it shall not consent in writing or vote or cause to be voted any shares of Common Stock now or hereafter owned or controlled by it in favor of any amendment, repeal, modification, alteration or rescission of, or the adoption of any provision in the Company’s Third Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws inconsistent with Article III of this Agreement unless BRS and Jefferies consent in writing thereto.

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3.7.           Termination of Voting Agreements.  If not earlier terminated under Section 3.2, the voting agreements in Sections 3.2, 3.3, 3.4, 3.5 and 3.6 hereof shall terminate on the date the Company consummates a Public Offering (if requested by the underwriter with respect to such offering).

3.8.           Officers.  Each Investor approves the election of such officers as may be elected or appointed by the Company or its Board of Directors.

3.9.           Committees.  BRS and Jefferies each have the right to appoint not less than one director to any committee of the Board of Directors.

ARTICLE IV

ADDITIONAL RESTRICTIONS ON TRANSFERS OF
MANAGEMENT SECURITIES HELD BY MANAGEMENT INVESTORS

4.1.           Certain Definitions.  The terms defined below shall have the following meanings when used in this Article IV:

(a)            “Management Securities” means the shares of Preferred Stock or Common Stock or other Securities now or hereafter owned by a Management Investor, and all other securities of the Company (or a successor to the Company) received on account of ownership of the Management Securities, including any and all management securities issued in connection with any merger, consolidation, stock dividend, stock distribution, stock split, reverse stock split, stock combination, recapitalization, reclassification, subdivision, conversion or similar transaction in respect thereof.

(b)            “Public Offering” means a successfully completed firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act (other than a Special Registration Statement) in respect of the offer and sale of shares of Common Stock for the account of the Company resulting in aggregate net proceeds to the Company and any stockholder selling shares of Common Stock in such offering of not less than $50,000,000.

(c)            “Special Registration Statement” means (i) a registration statement on Form S-8 or S-4 or any similar or successor form or any other registration statement relating to an exchange offer or an offering of securities solely to the Company’s employees or security holders or to security holders of a corporation or other entity being acquired by, or merged with, the Company or (ii) a registration statement registering a Unit Offering;

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(d)            “Subsidiary” means a corporation, partnership, limited liability or other business entity with respect to which the Company (or another Subsidiary) owns 50% or more of the total combined voting power of all classes of stock (or other voting interests).

(e)           “Unit Offering” means a public offering of a combination of debt and equity securities of the Company in which (i) not more than 10% of the gross proceeds received from the sale of such securities is attributed to such equity securities, and (ii) after giving effect to such offering, the Company does not have a class of equity securities required to be registered under the Exchange Act.

4.2.           Restrictions on Transfer.  In addition to the restrictions imposed by Section 1.1 hereof, and notwithstanding anything to the contrary contained herein, none of the Management Investors (it being understood that, any reference to a Management Investor in this Article IV as a holder of Management Securities shall also include such Management Investor’s heirs, executors, administrators, transferees, successors and assigns, as the case may be) shall effect a Transfer of any Management Securities other than (a) pursuant to Section 2.2 hereof in connection with an Approved Sale, (b) pursuant to Section 4.3 hereof in connection with an exercise of the Purchase Option (as such term is hereinafter defined), (c) with the consent of the Company (as evidenced by a resolution duly adopted by at least a majority of the non-employee members of the Company’s Board of Directors) and the Required Holders, (d) to a Permitted Transferee of such Management Investor in question or (e) in connection with a Public Offering in which such Management Investor is permitted to participate.  In exercising the consent and approval provided for in clause (c), each of the Company and the Required Holders may employ their sole discretion in evaluating the nature of the proposed transferee and each of the Company and the Required Holders may impose such conditions on Transfer as they deem appropriate in their sole discretion, including, but not limited to, requirements that the transferee be an employee or director of the Company or a Subsidiary and that the transferee purchase such Management Investor’s Management Securities as a “Management Investor” subject to the restrictions of this Article IV.  In the event any Transfer is authorized pursuant to clause (c) above to an employee or director of the Company or a majority-owned direct or indirect subsidiary of the Company as a “Management Investor,” such employee or director shall execute an agreement, in form and substance reasonably satisfactory to the Company, pursuant to which such employee or director shall agree to be bound by the terms and conditions of this Agreement, and such other provisions as the Company may determine, and upon such execution, such employee or director shall be entitled to the benefit of such provisions hereof and such other provisions as the Company determines and are set forth in such agreement.  Any purported Transfer in violation of this Agreement shall be null and void and of no force and effect, and the purported transferees shall have no rights or privileges in or with respect to the Company.  Notwithstanding the foregoing provisions, each Management Investor agrees that he or she will not effect a Transfer of any Management Securities prior to the lapse of such period of time following acquisition thereof as may be required to comply with applicable securities laws.

 For the purposes of this Agreement, the “Permitted Transferees” of any of the Management Investors shall be as set forth in Section 1.1(b)(i) or (ii) hereof; provided, however, that as a condition to a Transfer to any Permitted Transferee, such Permitted Transferee shall agree, in writing and in form and substance reasonably satisfactory to the Company, to become bound, and thereby shall become bound, by all the terms of this Agreement applicable to the Management Investor transferring such Management Securities.  The Termination Date (as hereinafter defined) for a Permitted Transferee shall be the Termination Date with respect to the Management Investor who first acquired the Management Securities held by such Permitted Transferee pursuant to this Agreement.

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4.3.           Purchase Option.

(a)            General Terms.  In the event that any Management Investor who is an employee of the Company or a Subsidiary shall cease to be employed by the Company or a Subsidiary for any reason (including, but not limited to, death, temporary or permanent disability, retirement at age 65 or more under normal retirement policies, resignation or termination by the Company or a Subsidiary) or any Management Investor who is a director shall cease to serve as a member of the Board of Directors of the Company or a Subsidiary for any reason (including, but not limited to, death, resignation or removal), other than by reason of a leave of absence approved by the Company or a Subsidiary, such Management Investor (or his or her heirs, executors, administrators, transferees, successors or assigns) shall give prompt notice to the Company of such termination or cessation of service (except in the case of termination of employment or service by the Company or a Subsidiary, in which case no notice need be given), and the Company or one or more designee(s) selected by the Required Holders (a “Designated Purchaser”), shall have the right and option by written notice given at any time, within 180 days after the later of the effective date of such termination of employment or cessation of service (the “Termination Date”) or the date of the Company’s receipt of the aforesaid notice (the later of such dates, the “Option Termination Date”), to purchase from such Management Investor and his or her Permitted Transferees, or his or her heirs, executors, administrators, transferees, successors or assigns, as the case may be, any or all of the Management Securities then owned by such Management Investor (and his or her Permitted Transferees), at a purchase price equal to the Option Purchase Price (as hereinafter defined).  The right of the Company and the Company’s designee(s) set forth in this Section 4.3 to purchase a terminated Management Investor’s Management Securities is hereinafter referred to as the “Purchase Option”.

(i)             Exercise of Purchase Option.  The Purchase Option shall be exercised by written notice to the Management Investor (or his or her heirs, executors, administrators, transferees, successors or assigns, as the case may be) executed by the Company or the Designated Purchaser, as the case may be, given at any time not later than the Option Termination Date.  Such notice shall set forth the number and type of Management Securities desired to be purchased and shall set forth a time and place of closing which shall be no earlier than 10 days and no later than 60 days after the date such notice is sent.  At such closing, the seller shall deliver, or cause to be delivered, the certificates evidencing the number of Management Securities to be purchased by the Company and/or its Designated Purchaser, accompanied by stock powers duly endorsed in blank or duly executed instruments of transfer, and any other documents that are necessary to transfer to the Company and/or its Designated Purchaser, as the case may be, good title to such of the Management Securities to be transferred, free and clear of all pledges, security interests, liens, charges, encumbrances, equities, claims and options of whatever nature, other than those imposed under this Agreement, and concurrently with such delivery, the Company and/or its Designated Purchaser, as the case may be, shall deliver to the seller the full amount of the Option Purchase Price (or the portion thereof to be paid by such party) for such Management Securities in cash by certified or bank cashier’s check.

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(ii)            Option Purchase Price.  The “Option Purchase Price” for the Management Securities to be purchased from such Management Investor, and his or her Permitted Transferees, or his or her heirs, executors, administrators, transferees, successors and assigns, pursuant to the Purchase Option (the number of Management Securities to be so purchased being the “Purchase Number”) shall equal the Fair Market Value Price multiplied by the Purchase Number.

As used herein:

(A)           “Fair Market Value Price” for each share of Common Stock or Preferred Stock (or option to purchase Common Stock) means, the amount determined as follows:  the average of the high and low sales prices per share of Preferred Stock or Common Stock (or their equivalent) as reported either on the National Association of Security Dealers, Inc. Automated Quotation System (“NASDAQ”) or the New York Stock Exchange (“NYSE”) for the five business days immediately preceding the Termination Date or, if not reported on the NASDAQ or NYSE, a valuation based upon the price that would be paid for the shares of Preferred Stock and Common Stock in an acquisition of all outstanding shares of capital stock of the Company on a stand alone basis in a privately negotiated arm’s length transaction between a willing seller under no compulsion to sell and a willing buyer under no compulsion to buy, (I) without regard to the restrictions upon transfer of Securities contained in this Agreement or in any other agreement, (II) without regard to any discount for illiquidity, or other factors affecting the transferability of any of the capital stock of the Company, if applicable, (III) taking into account the aggregate amount of the Company’s indebtedness for borrowed money (including all acquisition and working capital indebtedness incurred by the Company after the date hereof), (IV) taking into account the aggregate amount payable in respect of the liquidation preference of any capital stock of the Company having a liquidation preference senior to Common Stock, and (V) taking into account the aggregate amount payable in respect of any accrued and unpaid dividends on any capital stock of the Company whose holders have rights to dividends that are senior to the rights of holders of Common Stock (the valuation hereinafter referred to as the “Proffered Valuation”).  If the Company or its Designated Purchaser is considering exercising the Purchase Option, then within 60 days after the Termination Date, the Company or the Designated Purchaser, as the case may be, shall prepare and deliver to the Management Investor its calculation of the Fair Market Value Price per share and, if applicable, the Company’s or its Designated Purchaser’s Proffered Valuation.  If the Management Investor does not agree with the Company’s or its Designated Purchaser’s Proffered Valuation and the Company or its Designated Purchaser and the Management Investor are unable to agree on the Fair Market Value Price per share within ten days after delivery of the Company’s or its Designated Purchaser’s Proffered Valuation, then the Management Investor shall prepare his own Proffered Valuation, a copy of which shall be delivered to the Company or its Designated Purchaser within 20 days after delivery of the Company’s or its Designated Purchaser’s Proffered Valuation, as the case may be.  The parties shall then select a mutually acceptable investment banking or other firm to choose either the Company’s or its Designated Purchaser’s Proffered Valuation, or the Management Investor’s Proffered Valuation.  Such firm (x) shall not be an Affiliate of the Company or the Management Investor; and (y) shall have demonstrable skills and expertise in the valuation of equity securities in relevant industries.  If the parties are unable to agree on a mutually acceptable investment banking or other firm within ten days after delivery of the Management Investor’s Proffered Valuation, each party shall select its own investment banking or other firm and the two selected firms shall select a mutually acceptable investment banking or other firm (meeting the criteria set forth in the preceding sentence) for the purpose of determining the Fair Market Value Price per share.  If either party fails to select its own investment banking or other firm, which is to select the determining firm, within five days after the expiration of such ten day period, the other party’s selected firm shall act as the determining firm.  The determination of an investment banking or other firm will be set forth in writing and will be conclusive and binding on the parties.  The parties shall instruct the selected firm to select, within 20 days thereafter, such of the two Proffered Valuations as more accurately reflects the Fair Market Value Price per share, and the Company or its Designated Purchaser and the Management Investor hereby agrees to be bound by such decision.  The fees and expenses of the determining firm shall be borne by the party whose Proffered Valuation was not selected by the investment banking or other firm.  The Company or its Designated Purchaser and the Management Investor shall be responsible for their own fees and expenses, including the fees and expenses of their respective counsel and, if applicable, their own investment banking or other firm.  Notwithstanding anything to the contrary contained herein, the termination of the exercise period set forth in this Section 4.3 shall be tolled during the pendency of and until ten days following the conclusion of any negotiation or arbitration of the Fair Market Value Price.  In the event of such negotiation or arbitration of the Fair Market Value Price, the Company or its Designated Purchaser shall have the right to revoke any notice of exercise of the Purchase Option previously given by such party.  Notwithstanding the foregoing, the parties agree that in the case of any security convertible into or exchangeable for Common Stock or option, warrant or other right to purchase Common Stock, the Fair Market Value Price for such security shall be based upon the Fair Market Value Price of the underlying Common Stock, after taking into account the conversion exchange or exercise price applying to such security and any applicable tax obligations of the holder in connection with such conversion, exercise or exchange.

19

(b)            Right of First Refusal.  In the event that, after receiving the consent of the Company and the Required Holders as required by Section 4.2 hereof, on or prior to the Company’s initial Public Offering, any Management Investor proposes to sell any or all of such Management Investor’s Management Securities, such Management Investor shall do so only pursuant to a bona fide written offer from an unaffiliated third party.  Prior to accepting such offer, the Management Investor will first offer to sell such Management Securities to the Company pursuant to this Section 4.3(b).

20

 Such Management Investor shall deliver a written notice of any such bona fide offer (a “Sale Notice”) to the Company describing in reasonable detail the Management Securities proposed to be sold, the name of the transferee, the purchase price and all other material terms of the proposed Transfer.  Upon receipt of the Sale Notice, the Company, or one or more designee(s) selected by a majority of the non-employee members of the Board of Directors of the Company, shall have the right and option to purchase all, but not less than all, of the Management Securities proposed to be sold by the Management Investor at the price and on the terms of the proposed Transfer set forth in the Sale Notice.  Within 30 days after receipt of the Sale Notice, the Company shall notify such Management Investor whether or not it or its designee wishes to purchase all of the offered Management Securities.  In any case where non-fungible property such as real estate constitutes part of the purchase price included in the bona fide offer or where any aspect of the terms of such offer depend on the unique attributes of the proposed transferee or otherwise cannot be precisely and reasonably duplicated by someone other than such transferee, purchases by the Company or its designee(s) shall be made on terms that constitute the reasonable economic equivalent of the price and terms of such bona fide offer.  If the Company or its designee(s) elects to purchase the offered Management Securities, the closing of the purchase and sale of such Management Securities shall be held at the place and on the date established by the buyer in its notice to such Management Investor in response to the Sale Notice, which in no event shall be less than 10 or more than 60 days from the date of such notice.

 In the event that the Company or its designee does not elect to purchase all the offered Management Securities, such Management Investor may, subject to the other provisions of this Agreement, sell the offered Management Securities to the transferee specified in the Sale Notice at a price no less than the price specified in the Sale Notice and on other terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 180-day period immediately following the last date on which the Company or its designee could have elected to purchase the offered Management Securities; provided, however, that no such sale shall be made unless the transferee executes and delivers a joinder to this Agreement satisfactory in form and substance to the Company which joinder states that such transferee agrees to be fully bound by this Agreement as if it were a party hereto.  Any such Management Securities not transferred within such 180-day period will be subject to the provisions of this Section 4.3(b) upon subsequent Transfer.

4.4.           Involuntary Transfers.  In the event that the Management Securities owned by any Management Investor shall be subject to sale or other Transfer (the date of such sale or transfer shall hereinafter be referred to as the “Transfer Date”) by reason of (i) bankruptcy or insolvency proceedings, whether voluntary or involuntary, or (ii) distraint, levy, execution or other involuntary Transfer, then such Management Investor shall give the Company written notice thereof promptly upon the occurrence of such event stating the terms of such proposed Transfer, the identity of the proposed transferee, the price or other consideration, if readily determinable, for which the Management Securities are proposed to be transferred, and the number of Management Securities to be transferred.  After its receipt of such notice or, failing such receipt, after the Company otherwise obtains actual knowledge of such a proposed Transfer, the Company or one or more designee(s) selected by a majority of the non-employee members of the Board of Directors of the Company shall have the right and option to purchase any or all of such Management Securities which right shall be exercised by written notice given by the Company (or its designee) to such proposed transferor within 60 days following the Company’s receipt of such notice or, failing such receipt, the Company’s obtaining actual knowledge of such proposed Transfer.  Any purchase pursuant to this Section 4.4 shall be at the price and on the terms applicable to such proposed Transfer.  If the nature of the event giving rise to such involuntary Transfer is such that no readily determinable consideration is to be paid for the Transfer of the Management Securities, the price to be paid by the buyer shall be the Option Purchase Price that would have been applicable hereunder had such Management Investor incurred a Termination Date as of the date of such proposed Transfer for the Management Securities.  The closing of the purchase and sale of Management Securities shall be held at the place and the date to be established by the buyer, which in no event shall be less than 10 or more than 60 days from the date on which the buyer gives notice of its election to purchase the Management Securities.  At such closing, such Management Investor shall deliver the certificates evidencing the number of Management Securities to be purchased by the buyer, accompanied by stock powers duly endorsed in blank or duly executed instruments of transfer, and any other documents that are necessary to transfer to the buyer good title to such of the securities to be transferred, free and clear of all pledges, security interests, liens, charges, encumbrances, equities, claims and options of whatever nature other than those imposed under this Agreement, and concurrently with such delivery, the buyer shall deliver to such Management Investor the full amount of the purchase price for such Management Securities in cash by certified or bank cashier’s check.

21

4.5.           Purchaser Representative.  If the Company or any Investor enters into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission under the Securities Act may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), each of the Management Investors will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501(h) promulgated by the Securities and Exchange Commission under the Securities Act) reasonably acceptable to the Company.  If each of the Management Investors appoints the purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if a Management Investor declines to appoint the purchaser representative designated by the Company, such Management Investor will appoint another purchaser representative (reasonably acceptable to the Company), and such Management Investor will be responsible for the fees of the purchaser representative so appointed.

ARTICLE V

MISCELLANEOUS

5.1.           Amendment and Modification.  This Agreement may be amended or modified, or any provision hereof may be waived, provided that such amendment, modification or waiver is set forth in a writing executed by the Company and the Required Holders; provided, however, that any amendment of this Agreement which materially adversely affects any Investor in a manner materially different from other Investors (other than due to any difference in the number of shares owned by any such Investor) shall require the prior written consent of such Investor.  No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

22

5.2.           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns and executors, administrators and heirs of each party hereto.  Except as contemplated hereby in connection with Transfers of Securities, this Agreement, and any rights or obligations existing hereunder, may not be assigned or otherwise transferred by any party without the prior written consent of the other parties hereto.

5.3.           Separability.  In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remaining provisions shall remain in full force and effect unless deletion of such provision causes this Agreement to become materially adverse to any party, in which event the parties shall use reasonable efforts to arrive at an accommodation which best preserves for the parties the benefits and obligations of the offending provision.

5.4.           Notices.  All notices provided for or permitted hereunder shall be made in writing by hand-delivery, registered or certified first-class mail, fax or reputable courier guaranteeing overnight delivery to the other party at the following addresses (or at such other address as shall be given in writing by any party to the others):

If to the Company, to:

TSG Holdings Corp.
11311 McCormick Road
Suite 260
Hunt Valley, MD  21031-1437
Attention:  John A. Saxton
Fax:  (410) 785-7217

with a required copy to:

Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention:  Carmen J. Romano, Esq.
Fax:  (215) 994-2222

23

If to BRS, to:

c/o Bruckmann, Rosser, Sherrill & Co., L.P.
126 East 56th Street, 29th Floor
New York, NY 10022
Attention:  Harold O. Rosser, II
Fax:  (212) 521-3799

with a required copy to:

Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention:  Carmen J. Romano, Esq.
Fax:  (215) 994-2222

If to Jefferies, to:

c/o Jefferies Capital Partners
520 Madison Avenue
8th Floor
New York, NY  10022
Attention:  James Luikart
Fax:  (212) 284-1717

with a required copy to:

Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention:  Carmen J. Romano, Esq.
Fax:  (215) 994-2222

 If to any of the Management Investors or Euradius Investors, to such Investor’s address as set forth on the signature pages hereto or such other address as may be specified from time to time in writing to the Company by any Investor.

All such notices shall be deemed to have been duly given: when delivered by hand, if personally delivered; four business days after being deposited in the mail, postage prepaid, if mailed; when confirmation of transmission is received, if faxed during normal business hours (or, if not faxed during normal business hours, the next business day after confirmation of transmission); and on the next business day, if timely delivered to a reputable courier guaranteeing overnight delivery.

24

5.5.           Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of law.

5.6.           Headings.  The headings preceding the text of the sections and subsections of this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

5.7.           Counterparts.  This Agreement may be executed in two or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

5.8.           Further Assurances.  Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

5.9.           Termination.  This Agreement shall terminate on the written agreement of the Investors who are parties hereto or when all the Investors except any one Investor no longer hold any Securities.

5.10.         Remedies.  In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

5.11.         Party No Longer Owning Securities.  If a party hereto ceases to own any Securities, such party will no longer be deemed to be an Investor or Management Investor for purposes of this Agreement.

5.12.         No Effect on Employment.  Nothing herein contained shall confer on the Management Investor the right to remain in the employ or service of the Company or any of its subsidiaries or Affiliates.

5.13.         Pronouns.  Whenever the context may require, any pronouns used herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.

5.14.         Future Individual Investors.  The parties hereto agree that any current or future employee of the Company or other person who purchases Securities from the Company subsequent to the date hereof may become a signatory to this Agreement by executing a written instrument setting forth that such person agrees to be bound by the terms and conditions of this Agreement and this Agreement will be deemed to be amended to include such person as a Management Investor (or Investor, as the case may be) and the number of Securities purchased by him or her.

25

5.15          Entire Agreement.  This Agreement sets forth the entire agreement and understanding among the parties and supersedes all prior agreements and understandings, written or oral, relating to the subject matter of this Agreement, it being understood the Investors are also entering into other agreements and instruments on the date hereof, including an Amended and Restated Registration Rights Agreement, dated as of the date hereof, among the Company and the Investors.

26

IN WITNESS WHEREOF, the parties hereto have executed this Securities Holders Agreement the day and year first above written.

TSG HOLDINGS CORP.

By:
Name:
Title:

THE SHERIDAN GROUP HOLDINGS (BRS), LLC

By:
Name:
Title:

THE SHERIDAN GROUP HOLDINGS (JEFFERIES), LLC

By:
Name:
Title:

PARTICIPATIEMAATSCHAPPIJ NEUSHOORN B.V.

By:
Name:
Title:

PARTICIPATIEMAATSCHAPPIJ OLIFANT B.V.

By:
Name:
Title:

MANAGEMENT INVESTORS:

John A. Saxton

Address:

Telephone No.:

G. Paul Bozuwa

Address:

Telephone No.:

Robert M. Jakobe

Address:

Telephone No.:

Joan B. Davidson

Address:

Telephone No.:

John M. Elliot

Address:

Telephone No.:

Chris M. Azbill

Address:

Telephone No.:

Douglas R. Ehmann

Address:

Telephone No.:

J. Kenneth Garner

Address:

Telephone No.:

Michael E. Klauer

Address:

Telephone No.:

Patricia A. Stricker

Address:

Telephone No.:

Robert M. Moore

Address:

Telephone No.:

Gary J. Kittredge

Address:

Telephone No.:

Arthur R. Myers

Address:

Telephone No.:

Jennifer A. Bedell

Address:

Telephone No.:

Michael J. Sartorelli

Address:

Telephone No.:

Jeffrey S. Cohen

Address:

Telephone No.:

J. Dennis Smith

Address:

Telephone No.:

Catherine R. Budd

Address:

Telephone No.:

George A. Whaling

Address:

Telephone No.:

Gary T. DiCamillo

Address:

Telephone No.:

Craig H. Deery

Address:

Telephone No.:

Christopher A. Peirce

Address:

Telephone No.:

Eric D. Lane

Address:

Telephone No.:

Kenneth R. Stickley

Address:

Telephone No.:

William P. Walters

Address:

Telephone No.:

OTHER INVESTORS:

J.M. Dryden Hall, Jr.

Address:

Telephone No.:

David C. Hewitt

Address:

Telephone No.:

Edward H. Hartman

Address:

Telephone No.:

Cynthia L. Beauchamp

Address:

Telephone No.:

Kenneth W. Raker

Address:

Telephone No.:

Schedule I

Investors and Securities as of May 16, 2007

Investor	Number of Shares of Series A Preferred Stock	Number of Shares of Series B Preferred Stock	Number of Shares of Common Stock

Exhibit B

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

by and among

TSG HOLDINGS CORP.,

THE SHERIDAN GROUP HOLDINGS (BRS), LLC,

THE SHERIDAN GROUP HOLDINGS (JEFFERIES), LLC,

PARTICIPATIEMAATSCHAPPIJ NEUSHOORN B.V.,

PARTICIPATIEMAATSCHAPPIJ OLIFANT B.V.

and

THE OTHER INVESTORS NAMED HEREIN

Dated as of May 16, 2007

-i-

1.	Definitions	1

2.	Registrable Securities	3

3.	Incidental Registration.	3

4.	Demand Registration.	5

5.	Registration Procedures	6

6.	Indemnification	9

7.	Hold-Back Agreements	11

8.	Underwritten Registration	11

9.	Miscellaneous	12

-ii-

DEFINED TERMS

Additional Party	12
Affiliate	1
Agreement	1
BRS	1
Commission	1
Common Stock	1
Company	1
Damages	9
Demand Registration	2
Demand Registration Request	2
Euradius Investors	1
Exchange Act	2
Incidental Registration	4
Inspector	8
Inspectors	8
Investor	1
Investors	1
Jefferies Funds	1
Management Investors	1
Neushoorn	1
Notice	3
Olifant	1
Original Agreement	1
Person	2
Prospectus	2
Public Offering	2
Records	8
Registrable Securities	3
Registration Expenses	2
Registration Statement	2
S-3 Registration	5
S-3 Registration Request	5
Securities Act	3
Securities Holders Agreement	3
Special Registration Statement	3
Underwritten Offering	3
Underwritten Registration	3

-iii-

REGISTRATION RIGHTS AGREEMENT

THIS IS A REGISTRATION RIGHTS AGREEMENT, dated as of May 16, 2007 (the “Agreement”), by and among TSG Holdings Corp., a Delaware corporation (the “Company”), The Sheridan Group Holdings (BRS), LLC, a Delaware limited liability company (“BRS”)  The Sheridan Group Holdings (Jefferies), LLC, a Delaware limited liability company (“Jefferies”), Participatiemaatschappij Neushoorn B.V., a private limited liability company organized under the laws of the Netherlands (“Neushoorn”), Participatiemaatschappij Olifant B.V., a private limited liability company organized under the laws of the Netherlands (“Olifant” and, together with Neushoorn, the “Euradius Investors”) and the individuals designated as Management Investors on the signature pages hereto (the “Management Investors”).  Each of BRS, Jefferies, the Management Investors, the Euradius Investors and any other investor in the Company who becomes a party to or agrees to be bound by this Agreement are sometimes referred to herein individually as an “Investor” and collectively as the “Investors.”

Certain Investors are parties to the Registration Rights Agreement dated as of August 1, 2003, as amended, by and among the Company and the shareholders of the Company (the “Original Agreement”).  This parties hereto desire to amend and restate the Original Agreement.   Pursuant to Section 9(a) of the Original Agreement, an amendment must be set forth in writing executed by the Company and the Required Holders (such Required Holders being BRS and Jefferies).

The parties agree to amend and restate the Original Agreement as provided herein and to set forth herein certain agreements regarding their future relationships and their rights and obligations with respect to securities of the Company.

In consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties agree as follows:

1.              Definitions.

As used in this Agreement, the following capitalized terms shall have the following meanings:

“Affiliate” has the meaning set forth in Rule 12b-2 of the Rules promulgated under the Exchange Act.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Common Stock, par value $.001 per share, of the Company, as adjusted for any stock dividend or distribution payable thereon or stock split, reverse stock split, recapitalization, reclassification, reorganization, exchange, subdivision or combination thereof.

“Demand Registration” has the meaning set forth in Section 4(a) of this Agreement.

“Demand Registration Request” has the meaning set forth in Section 4(a) of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Person” means an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof or any other entity of any kind.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Public Offering” means a successfully completed firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act (other than a Special Registration Statement) in respect of the offer and sale of shares of Common Stock for the account of the Company resulting in aggregate net proceeds to the Company and any stockholder selling shares of Common Stock in such offering of not less than $50,000,000.

“Registration Expenses” means the costs and expenses of all registrations and qualifications under the Securities Act, and of all other actions the Company is required to take in order to effect the registration of Registrable Securities under the Securities Act pursuant to this Agreement (including all federal and state registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and the fees and expenses of the Company’s independent public accountants (including the expenses of any special audit and “cold comfort” letters required by or incident to such registration)) other than the costs and expenses of any Investors whose Registrable Securities are to be registered pursuant to this Agreement comprising underwriters’ commissions, brokerage fees, transfer taxes or the fees and expenses of any accountants or other representatives retained by any Investor; provided, however, that the term “Registration Expenses” shall include the fees and expenses of one counsel for the holders of Registrable Securities designated by the holder of a majority of Registrable Securities being registered, or proposed to be registered, in any offering that is the subject of this Agreement.

“Registration Statement” means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Registrable Securities” has the meaning set forth in Section 2 of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Securities Holders Agreement” means the Amended and Restated Securities Holders Agreement, dated as of the date hereof, among the Company and the Investors.

“Special Registration Statement” means a registration statement on Form S-8 or S-4 or any similar or successor form or any other registration statement relating to an exchange offer or an offering of securities solely to the Company’s employees or security holders or to security holders of a corporation or other entity being acquired by, or merged with, the Company or used to offer or sell a combination of debt and equity securities of the Company in which (i) not more than 10% of the gross proceeds from such offering is attributable to the equity securities and (ii) after giving effect to such offering, the Company does not have a class of equity securities required to be registered under the Securities Exchange Act of 1934, as amended.

“Underwritten Registration” or “Underwritten Offering” means a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

2.           Registrable Securities.  The securities entitled to the benefits of this Agreement are the Registrable Securities.  As used herein, “Registrable Securities” means the shares of Common Stock owned by the Investors or their Affiliates that are issued and outstanding on the date hereof and the shares of Common Stock that become issued and outstanding after the date hereof that are owned by the Investors or their Affiliates; provided, however, that any share of Common Stock shall cease to be a Registrable Security when (a) it has been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such Common Stock; (b) it is distributed to the public pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act; or (c) it has otherwise been transferred and a new certificate or other evidence of ownership for such Common Stock not bearing or required to bear a legend as set forth in Section 1.2 of the Securities Holders Agreement (or other legend of similar import) and not subject to any stop transfer order has been delivered by or on behalf of the Company and no other restriction on transfer exists under the Securities Act.

3.              Incidental Registration.

(a)            Right to Include Common Stock.  If at any time after the completion of the Company’s initial Public Offering the Company at any time proposes to register any offer or sale of its Common Stock under the Securities Act (other than on a Special Registration Statement, but expressly including a Demand Registration pursuant to Section 4(a) hereof or an S-3 Registration under Section 4(c) hereof), whether or not for sale for its own account, it will give at least 30 days prior written notice (the “Notice” (which request shall specify the aggregate number of the Registrable Securities to be registered and will also specify the intended method of disposition thereof) to all holders of Registrable Securities of its intention to file a registration statement under the Securities Act and of such holders’ rights under this Section 3.  Upon the written request of any such holders of Registrable Securities made within 20 days of the date of the Notice, the Company will use its best efforts to effect the registration under the Securities Act of the offer and sale of all Registrable Securities which the Company has been so requested to register by the holders thereof (an “Incidental Registration”), to the extent required to permit the public disposition (in accordance with such intended methods thereof) of the Registrable Securities subject to such requests; provided, however, that (i) if, any time after giving written notice of its intention to register the offer and sale of shares of Common Stock and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register the Company’s Common Stock, the Company shall give written notice of such determination to each holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any offer and sale of Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith); (ii) if a registration undertaken pursuant to this Section 3 shall involve an Underwritten Offering, any holder of Registrable Securities requesting to be included in such registration may elect, in writing at least 20 days prior to the effective date of the registration statement filed in connection with such registration, not to register the offer and sale of such holder’s Registrable Securities in connection with such registration; and (iii) if, at any time after the 180-day or shorter period specified in Section 5(b), the sale of the securities has not been completed, the Company may withdraw from the registration on a pro rata basis (based on the number of Registrable Securities requested by each holder of Registrable Securities to be subject to such registration) of the offer and sale of the Registrable Securities of which the Company has been requested to register and which have not been sold.

(b)            Priority in Incidental Registrations.  If a registration pursuant to Section 3(a) (other than a Demand Registration or S-3 Registration, it being understood the priority for such registrations is set forth in Section 4(d)) involves an Underwritten Offering and the managing underwriter or underwriters advise the Company in writing that, in its or their opinion, the total number of shares of Common Stock to be included in such registration, including the Registrable Securities requested to be included pursuant to this Section 3, exceeds the maximum number of shares of Common Stock specified by the managing underwriter or underwriters that may be distributed without materially and adversely affecting the price, timing or distribution of such shares of Common Stock, then the Company shall include in such registration only such maximum number of Registrable Securities which, in the reasonable opinion of such underwriter or underwriters, can be sold in the following order of priority:  (i) first, all of the shares of Common Stock that the Company proposes to sell for its own account, if any, (ii) second, the Registrable Securities of BRS, Jefferies and the Euradius Investors, and (iii) third, the Registrable Securities of any of the Management Investors and any other holder of Registrable Securities that are requested to be included in such Incidental Registration.  To the extent that shares of Common Stock to be included in the Incidental Registration must be allocated among the holder(s) of Registrable Securities pursuant to clause (ii) or clause (iii) above, such shares shall be allocated pro rata among the applicable holder(s) of Registrable Securities based on the number of shares of Common Stock that such holder(s) of Registrable Securities shall have requested to be included therein.

(c)            Expenses.  The Company will pay all Registration Expenses in connection with any registration of Registrable Securities requested pursuant to this Section 3.

(d)            Liability for Delay.  The Company shall not be held responsible for any delay in the filing or processing of a registration statement which includes any Registrable Securities due to requests by holders of Registrable Securities pursuant to this Section 3 nor for any delay in requesting the effectiveness of such registration statement.

(e)            Participation in Underwritten Registrations.  No holder of Registrable Securities may participate in any Underwritten Registration hereunder unless such holder (i) agrees to sell his, her or its Common Stock on the basis provided in any underwriting arrangements approved by the persons who have selected the underwriter and (ii) accurately completes in a timely manner and executes all questionnaires, powers of attorney, escrow agreements, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements; provided, however, that no holder of Registrable Securities will be required to provide representations and warranties or indemnities or otherwise become subject to liabilities or obligations in any such underwriting agreement that are not customary for investors of its type in such transaction.

4.              Demand Registration.

(a)            Right to Demand Registration.  Subject to Section 4(b) below, each of (i) BRS and (ii) Jefferies shall be entitled to make written request (a “Demand Registration Request”) (which Demand Registration Request shall specify the intended number of Registrable Securities to be disposed of by such holder or holders and the intended method of disposition thereof) to the Company for registration with the Commission under and in accordance with the provisions of the Securities Act of the offer and sale of all or part of the Registrable Securities owned by it or them (a “Demand Registration”).

(b)            Number of Demand Registrations.  BRS, on the one hand, and Jefferies, on the other, shall each be entitled to make two Demand Registration Requests under Section 4(a) above provided that no such Demand Registration Request is made within six months of any Incidental Registration or Demand Registration.  In any Demand Registration, all Registration Expenses shall be borne by the Company.

(c)            In addition to the rights under paragraph (a) above, upon the written request (a “S-3 Registration Request”) by BRS or Jefferies, the Company shall use its best efforts to effect the registration of all of the Registrable Securities held by the holder, or holders making a request pursuant to this paragraph (c) (a “S-3 Registration”); provided, however, that the Company shall be obligated to use best efforts to effect a registration requested pursuant to this paragraph (c) only if the Company is then eligible to file the related registration statement on Form S-3 (or any successor form) under the Securities Act.  The Company shall pay all Registration Expenses related to each registration requested pursuant to this Section 4(c).  If and to the extent that any holder or holders of any Registrable Securities shall have, at the time of delivery of the written request referred to in this paragraph, no present intention of selling or distributing such Registrable Securities, the Company shall be obligated to effect the registration of such Registrable Securities of such holder or holders only if and to the extent, in each case, that such registration is at the time permitted by the applicable statutes or rules and regulations thereunder or the practices of the governmental authority concerned.

(d)            Priority on Demand Registration.  If any of the Registrable Securities subject to a Demand Registration or an S-3 Registration are to be sold in a firm commitment Underwritten Offering and the managing underwriter or underwriters of a Demand Registration or a S-3 Registration advise the Company and the holders of such Registrable Securities in writing that in its or their opinion the number of shares of Common Stock proposed to be sold in such Demand Registration or a S-3 Registration exceeds the maximum number of shares specified by the managing underwriter that may be distributed without materially and adversely affecting the price, timing or distribution of the Common Stock, the Company shall include in such registration only such maximum number of Registrable Securities which, in the reasonable opinion of such managing underwriter can be sold in the following order of priority:  (i) first, the Registrable Securities requested to be included in such Demand Registration or S-3 Registration, as the case may be, by BRS, Jefferies and the Euradius Investors, (ii) second, the Registrable Securities that are requested to be included in such Demand Registration or S-3 Registration, as the case may be, of any other holder of Registrable Securities, and (iii) third, shares of Common Stock to be offered by the Company in such Demand Registration or S-3 Registration.  To the extent that shares of Common Stock to be included in the Demand Registration or S-3 Registration must be allocated among the holder(s) of Registrable Securities pursuant to clauses (i), (ii) or (iii) above, such shares shall be allocated pro rata among the applicable holder(s) of Registrable Securities based on the number of shares of Common Stock that such holder(s) of Registrable Securities shall have requested to be included therein.

(e)            A Demand Registration or S-3 Registration requested pursuant to this Section 4 will not be deemed to have been effected unless it has become effective under the Securities Act; provided, however, that if after a Demand Registration or S-3 Registration has so become effective, the offering of Registrable Securities pursuant to such Demand Registration or S-3 Registration is terminated, suspended or interfered with (so as to prevent the sale of more than 25% of the Registrable Securities requested to be registered thereunder) by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court, such Demand Registration or S-3 Registration will be deemed not to have been effected.

5.              Registration Procedures.  If and whenever the Company is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement (including pursuant to a Demand Registration Request given under Section 4(a)), the Company will, as expeditiously as reasonably possible:

(a)            prepare and file with the Commission a registration statement with respect to such Registrable Securities, and use its best efforts to cause such registration statement to become effective and to keep the sellers of Registrable Securities advised in writing of the initiation and progress of proceedings regarding such registration, provided, however, that the Company may discontinue any registration of its securities which is being effected pursuant to Sections 3 or 4 herein at any time prior to the effective date of the registration statement relating thereto (but only to the extent set forth in the proviso contained in Section 3(a));

(b)            prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, however, that prior to filing with the Commission any such registration statement, prospectus or amendment or supplement thereto, the Company shall furnish copies thereof to counsel for the sellers of Registrable Securities under such registration statement, which document will be subject to reasonably prompt review by such counsel;

(c)            furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each such amendment and supplement thereof (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

(d)            use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject or subject itself to general taxation in any jurisdiction where it is not then so subject;

(e)            immediately notify each seller of any Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act within the appropriate period mentioned in clause (b) of this Section 5, of the Company becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and within ten days prepare and furnish to all sellers a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(f)             use its best efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed or NASDAQ if the Common Stock is then quoted on NASDAQ, if such Registrable Securities are not already so listed or quoted and if such listing is then permitted under the rules of such exchange or NASDAQ, and provide an independent transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(g)            furnish to each seller of Registrable Securities covered by such registration statement a signed counterpart, addressed to such seller (and the underwriters, if any) of:

(i)             an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration involves an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the sellers of not less than 50% of such Registrable Securities (and the managing underwriter, if any); and

(ii)            a “comfort” letter, dated the effective date of such registration statement (or, if such registration involves an underwritten Public Offering, dated the date of the underwriting agreement and a “bring down” letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company’s financial statements included in such registration statement, covering such matters with respect to such registration statement as are customarily covered in accountants’ letters delivered to the underwriters in Underwritten Offerings of securities as may reasonably be requested by the sellers of not less than 50% of such Registrable Securities (and the managing underwriter, if any); and

(h)            make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter (individually, an “Inspector” and collectively, the “Inspectors”), all pertinent financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibilities (collectively, the “Records”), and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, or Inspector in connection with such registration statement; provided that any Records that are designated by the Company in writing as confidential shall be kept confidential by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission of material fact in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or by any regulatory authority having jurisdiction.  Each Investor agrees that non-public information obtained by it as a result of such Inspections shall be deemed confidential and acknowledges its obligations under the Federal securities laws not to trade any securities of the Company on the basis of material non-public information.

The Company may require each seller of Registrable Securities as to which any registration is being effected promptly to furnish to the Company (i) an opinion of counsel for such seller dated the effective date of the registration statement relating to such seller’s Registrable Securities (or, if such registration involves an underwritten Public Offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Company (and the managing underwriter, if any) and (ii) such information regarding the distribution of such Registrable Securities as may be legally required.  Such information shall be furnished in writing and shall state that it is being furnished for use in the registration statement.

Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (e) of this Section 5, such holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder’s receipt of the supplemented or amended prospectus contemplated by clause (e) of this Section 5, and, if so directed by the Company, such holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of the Company’s notice.  In the event the Company shall give any such notice, the period mentioned in clause (b) of this Section 5 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (e) of this Section 5 and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (e) of this Section 5.

6.              Indemnification.

(a)            Indemnification by the Company.  The Company hereby agrees to indemnify and hold harmless each holder of Registrable Securities which shall have been registered under the Securities Act, and such holder’s officers, directors, employees and agents and each other Person, if any, who controls such holder within the meaning of the Securities Act and each other Person (including underwriters) who participates in the offering of such Registrable Securities against any losses, claims, damages, liabilities, reasonable attorneys’ fees, costs or expenses (collectively, the “Damages”), joint or several, to which such holder or controlling Person or participating Person may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact made by the Company or its agents contained in any registration statement under which such Registrable Securities are registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such holder of Registrable Securities or such controlling Person or participating Person in connection with investigating or defending any such Damages or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such Damages arise out of or are based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such holder or such controlling or participating Person, as the case may be, specifically for use in the preparation thereof; or (ii) an untrue statement or alleged untrue statement, omission or alleged omission in a prospectus if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the prospectus which amendment or supplement is delivered to such holder in a timely manner and such holder thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of such Registrable Securities to the Person asserting such Damages.

(b)            Indemnification by the Holders of Registrable Securities Which Are Registered.  It shall be a condition of the Company’s obligations under this Agreement to effect any registration under the Securities Act that there shall have been delivered to the Company an agreement or agreements duly executed by each holder of Registrable Securities to be so registered, whereby each such holder agrees to indemnify and hold harmless the Company, its directors, officers, employees and agents and each other Person, if any, which controls the Company within the meaning of the Securities Act against any Damages, joint or several, to which the Company, or such other Person or such Person controlling the Company may become subject under the Securities Act or otherwise, but only to the extent that such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue statements or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Registrable Securities are registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which, in each such case, has been made in or omitted from such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by such holder of Registrable Securities specifically for use in the preparation thereof.  The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information furnished in writing by such Persons specifically for inclusion in any prospectus or registration statement.

(c)        Conduct of Indemnification Proceedings.  Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 6 (provided the failure of any indemnified party to give such notice shall not relieve the indemnifying party of its obligations under this Section 6 except to the extent of any damages caused solely by such failure), and (ii) unless the indemnified party has been advised by its counsel that a conflict of interest exists or may exist between such indemnified and indemnifying parties under applicable standards of professional responsibility, with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld).  No indemnifying party will consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation; provided, however, that no indemnifying party will consent to the entry of any judgment or enter into any settlement (other than for the payment of money only) without the consent of the indemnified party (which consent will not be unreasonably withheld).  An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim, will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest exists or may exist between such indemnified party and any other such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

(d)            Contribution.  If for any reason the indemnification provided for in the preceding Sections 6(a) or 6(b) is unavailable to an indemnified party in respect of any Damages referred to therein, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative benefits received by, and the relative fault of, the indemnified party and the indemnifying party, as well as any other appropriate equitable considerations; provided, however, that in no event shall the liability of any selling holder of Registrable Securities hereunder (whether in respect of indemnification or contribution obligations) be greater in amount than the difference between the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such contribution obligation and all amounts previously contributed by such holder with respect to such Damages.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of fraudulent misrepresentation.

7.              Hold-Back Agreements.

(a)            Restrictions on Public Sale by Holder of Registrable Securities.  Each holder of Registrable Securities whose Registrable Securities are eligible for inclusion in a Registration Statement filed pursuant to Sections 3 or 4 agrees, if requested by the managing underwriter or underwriters in an Underwritten Offering of any Registrable Securities, not to effect any public sale or distribution of Registrable Securities, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act (except as part of such Underwritten Registration), during the 10-day period prior to, and during the 180-day period (in the case of the Company’s initial Public Offering) or 90-day period (in the case of an offering after the initial Public Offering) beginning on the effective date of such Registration Statement, to the extent timely notified of such offering in writing by the Company or the managing underwriter or underwriters.

(b)            Restrictions on Public Sale by the Company and Others.  The Company shall (i) not effect any public sale or distribution of any of its Common Stock for its own account during the 10-day period prior to, and during the 180-day period (in the case of the Company’s initial Public Offering) or 90-day period (in the case of an offering after the initial Public Offering) beginning on, the effective date of a Registration Statement filed pursuant to Sections 3 or 4 (except as part of a Special Registration Statement), and (ii) use reasonable efforts to cause each holder of Common Stock purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration, if permitted).

8.              Underwritten Registration.

If any of the Registrable Securities covered by any Incidental Registration that is not also a Demand Registration or S-3 Registration are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer and underwrite the offering will be selected by the Company.  In any Demand Registration or S-3 Registration, such underwriters shall be selected by the holders of a majority of the Registrable Securities being registered.

Notwithstanding anything herein to the contrary, no Person may participate in any Underwritten Registration hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwritten arrangements approved by the Persons entitled hereunder to approve such arrangement and (b) accurately completes and executes all questionnaires, powers of attorney, indemnities, custody agreements, underwriting agreements and other customary documents required under the terms of such underwriting arrangements; provided, however, that no holder of Registrable Securities will be required to provide representations and warranties or indemnities or otherwise become subject to liabilities or obligations in any such underwriting agreement that are not customary for investors of its type in such transaction.

9.              Miscellaneous.

(a)            Amendment and Modification.  This Agreement may be amended or modified, or any provision hereof may be waived, provided that such amendment or waiver is set forth in a writing executed by (i) the Company, (ii) the Required Holders (as defined in the Securities Holders Agreement) and (iii) in the case of any amendment which materially and adversely affects any Investor differently from any other Investor (other than due to any difference in the number of shares owned by any such Investor), such Investor.  No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

(b)            Additional Parties.  The Board of Directors of the Company shall be entitled, but not obligated, with the consent of Person(s) holding at least 70% of the Registrable Securities, to allow any purchaser or acquirer of equity securities (or securities or rights convertible or exercisable into equity securities), of the same type and class of the Registrable Securities, to execute a counterpart to this Agreement and become a party hereto (each, an “Additional Party”), in which case the equity securities issued or issuable to any such Additional Party shall be deemed to be “Registrable Securities” subject to the terms and conditions hereof and such Additional Party shall be deemed to be a holder of “Registrable Securities” for purposes hereof.  Except as set forth in this Section 9(b), the Company will not grant to any other persons any registration rights.

(c)            Survival of Representations and Warranties.  All representations, warranties, covenants and agreements set forth in this Agreement will survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by an Investor or on its behalf.

(d)            Successors and Assigns.  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and executors, administrators and heirs.

(e)            Separability.  In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

(f)            Notices.  All notices provided for or permitted hereunder shall be made in writing by hand-delivery, registered or certified first-class mail, fax, telex or air courier guaranteeing overnight delivery to the other party at the following addresses (or at such other address as shall be given in writing by any party to the others):

If to the Company:

TSG Holdings Corp.
11311 McCormick Road
Suite 260
Hunt Valley, MD  21031-1437
Attention:  John A. Saxton
Fax:  (410) 785-7217

with a required copy to:

Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention:  Carmen J. Romano, Esq.
Fax:  (215) 994-2222

If to BRS, to:

c/o Bruckmann, Rosser, Sherril & Co., L.P.
126 East 56th Street, 29th Floor
New York, NY 10022
Attention:  Harold O. Rosser, II
Fax:  (212) 521-3799

with a required copy to:

Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention:  Carmen J. Romano, Esq.
Fax:  (215) 994-2222

If to Jefferies, to:

c/o Jefferies Capital Partners
520 Madison Avenue
8th Floor
New York, NY  10022
Attention:  James Luikart
Fax:  (212) 284-1717

with a required copy to:

Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention:  Carmen J. Romano, Esq.
Fax:  (215) 994-2222

If to any of the Management Investors or Euradius Investors, to such Investor’s address as set forth on the signature pages hereto or such other address as may be specified from time to time in writing to the Company by any Investor.

All such notices shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when transmission is confirmed, if faxed during normal business hours (or if not, on the next succeeding business day); when answered back, if telexed; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

(g)            Governing Law.  The validity, performance, construction and effect of this Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of law.

(h)            Headings.  The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

(i)             Counterparts.  This Agreement may be executed in two or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

(j)             Further Assurances.  Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

(k)            Termination.  Unless sooner terminated in accordance with its terms, this Agreement shall terminate on the fifteenth anniversary of the date of this Agreement; provided that the indemnification rights and obligations set forth in Section 6 hereof shall survive the termination of this Agreement.

(l)             Remedies.  In the event of a breach or a threatened breach by any party to this Agreement of its obligations hereunder, any party injured or to be injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement, it being agreed by the parties that the remedy at law, including monetary damages, for breach of such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

(m)           Party No Longer Owning Securities.  If a party hereto ceases to own any Common Stock, such party will no longer be deemed to be an Investor for purposes of this Agreement; provided that the indemnification rights and obligations set forth in Section 6 hereof shall survive any such cessation of ownership.

(n)            Pronouns.  Whenever the context may require, any pronouns used herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.

(o)            No Effect on Employment.  Nothing herein contained shall confer on any Investor the right to remain in the employ or service of the Company or any of its subsidiaries or Affiliates.

(p)            Attorneys’ Fees.  In the event any party hereto commences any action to enforce any rights of such party hereunder, the prevailing party in such action shall be entitled to recover such party’s costs and expenses incurred in such action, including, without limitation, reasonable attorneys’ fees.

(q)            Current Public Information.  At all times after the Company has filed a registration statement with the Commission pursuant to the requirements of either the Securities Act or the Exchange Act, and as long as the Investors shall hold any Registrable Securities, the Company will file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Commission.

(r)             Entire Agreement.  This Agreement sets forth the entire agreement and understandings among the parties as to the subject matter hereof and merges and supersedes all prior discussions and understandings of any and every nature among them, it being understood the Investors are also entering into other agreements and instruments on the date hereof, including the Securities Holders Agreement.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

TSG HOLDINGS CORP.

By:
Name:
Title:

THE SHERIDAN GROUP HOLDINGS (BRS), LLC

By:
Name:
Title:

THE SHERIDAN GROUP HOLDINGS (JEFFERIES), LLC

By:
Name:

PARTICIPATIEMAATSCHAPPIJ NEUSHOORN B.V.

By:
Name:
Title:

PARTICIPATIEMAATSCHAPPIJ OLIFANT B.V.

By:
Name:
Title:

Execution Version

MANAGEMENT INVESTORS:

John A. Saxton

Address:

Telephone No.:

David C. Hewitt

Address:

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G. Paul Bozuwa

Address:

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Robert M. Jakobe

Address:

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Joan B. Davidson

Address:

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John M. Elliot

Address:

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Chris M. Azbill

Address:

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Douglas R. Ehmann

Address:

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J. Kenneth Garner

Address:

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Michael E. Klauer

Address:

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Patricia A. Stricker

Address:

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Robert M. Moore

Address:

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Gary J. Kittredge

Address:

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Edward H. Hartman

Address:

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Arthur R. Myers

Address:

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Jennifer A. Bedell

Address:

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Cynthia L. Beauchamp

Address:

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Michael J. Sartorelli

Address:

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Kenneth W. Raker

Address:

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Jeffrey S. Cohen

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J. Dennis Smith

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Catherine R. Budd

Address:

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George A. Whaling

Address:

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J.M. Dryden Hall, Jr.

Address:

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Gary T. DiCamillo

Address:

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Craig H. Deery

Address:

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Christopher A. Peirce

Address:

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Eric D. Lane

Address:

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Kenneth R. Stickley

Address:

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William P. Walters

Address:

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